EXHIBIT 10.20


                          [TransferOnline, Inc. Logo]





                           Transfer Agent & Registrar
                                   Agreement







                          Schedule of Fees & Services






"Assuming that BioQuest's 1,000,000 share, all-or-nothing, self-underwritten, Dutch Auction offering is achieved then Transfer Online, Inc. will act as Transfer Agent for BioQuest International, Inc."


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Requirements once  appointed as Transfer Agent

In the event of any change in capital structure involving an increase or decrease in the number of shares which is authorized to issue transfer or register, including shares issued as stock dividend or any change in the classes of stock, there shall be filed:


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Documents
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*  All amendments to its Articles of Incorporation or By- Laws made after the date of this agency

* Authorizing resolution of the Board of Directors and shareholders (if required) of the Corporation

*  An Opinion of Counsel as to the validity of the re-capitalization



If any officer of the Corporation who has signed blank certificates or whose facsimile signature appears on certificates ceases to be an officer prior to the issuance of certificates, Transfer Online may issue or register certificates if to do so does not conflict with the laws of the state of incorporation of the Corporation

In case of death, resignation, removal, or addition of Signing Officer a new Authority certificate should be filed immediately along with.



The copy of the Articles of Incorporation of the Corporation and all amendments shall be certified by the Secretary of State of the state of incorporation.


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[TransferOnline Logo] may at any time apply for instructions from an officer of the Corporation, and may seek advise or opinion from legal counsel for the Corporation or its own legal counsel, at the expense of the Corporation, with respect to any matter relating to the agency. Transfer Online shall not be liable and shall be indemnified and held harmless by the Corporation for any action taken or not taken or taken or suffered by it in good faith in accordance with such instructions or the opinion of either of such counsel. Transfer Online shall be protected and held harmless by the Corporation in acting upon or recognizing any paper or document believed by it to be genuine and believed by it to bear signatures by the person or persons by whom it purports to be signed if that person is authorized. In the event that an officer no longer has authority sign on behalf of the corporation and Transfer Online has not been notified in writing of such change, Transfer Online will not be liable for acting upon their instructions.

[TransferOnline Logo] may as Transfer Agent may rely upon the Uniform Commercial Code, or any other statutes which in the opinion of counsel protect Transfer Online and this Corporation in not requiring complete documentation, in registering transfer without inquiry, or in refusing registration where in its judgment an adverse claim requires such refusal.

[TransferOnline Logo] may retain all records that it deems proper or necessary in connection with its agency during and upon termination of the agency. Transfer Online will provide copies of any retained records to the corporation upon written request and payment of any necessary fees.

[TransferOnline Logo] may resign at any time by giving 30 days written notice of resignation to the Corporation at its last known address. Thereupon, its duties as Transfer Agent and Registrar shall cease. Transfer Online may be removed at any time by resolution of the Board of Directors of the Corporation, such removal to become effective upon thirty days written notice, receipt of a certified copy of such resolution and upon payment of any amount due in connection with the agency.

[TransferOnline Logo] shall be entitled to reasonable compensation for all services rendered or expenses incurred by itself or any of its agents in connection with any agency.

[TransferOnline Logo] will make original issue of shares of stock upon the written instructions of any officer of the corporation whose name and specimen signature appears on the Certificate of Authority filed. Transfer Online shall be furnished with a certificate of the Treasurer or other proper officer of the Corporation stating that it has received full consideration for the shares which are to be issued and a copy of the resolutions authorizing the original issuance of the shares of stock and authorizing such action.

[TransferOnline Logo] will transfer and register a new certificate upon surrender of old certificates when properly endorsed for transfer or, uncertificated shares issued upon submission of an Internal Transfer Instruction with all necessary endorsers' signature guaranteed in such manner and form as may require.

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[TransferOnline Logo] may issue new certificates in place of certificates if lost, destroyed or stolen and upon surrender of mutilated certificates upon receiving instructions from the Corporation (if necessary) and satisfactory indemnification. Instructions from the Corporation shall be in the form of a certified copy of resolutions of the Board of Directors of the Corporation (unless otherwise directed by such Board of Directors) and shall be in accordance with the provisions of law and of the by-law's of the Corporation governing such matter.

[TransferOnline Logo] as Transfer Agent, will issue and mail warrants for rights to subscribe to stock and will accept subscriptions and issue certificates for shares of stock upon receiving written instructions from the President or Vice President and Secretary or Assistant Secretary of the Corporation, and upon being supplied with such warrant together with a certified copy of the resolutions authorizing the issuance of the warrants and authorizing such action.

[TransferOnline Logo] may deliver to the Corporation certificates which have been canceled in transfer, redeemed, converted, or exchanged, after the required holding period, and thereafter be free of all responsibility.

[TransferOnline Logo] will furnish a stockholder's list to the Corporation for its annual meeting upon receiving a written request signed by a duly authorized officer of the Corporation. Transfer Online will also furnish lists at other times as may be requested by the Corporation.

[TransferOnline  Logo]  will  issue and mail  certificates  for  shares of stock
representing  a  stock   dividend  or  stock  splits  upon   receiving   written
instructions from the Corporation together with a certified copy of the Resolutions authorizing the issuance of the stock and authorizing such action by Transfer Online.

[TransferOnline Logo] will act as Dividend/Interest Disbursing Agent upon receipt of a certified copy of the resolution of the Board of Directors appointing Transfer Online as Dividend/Interest Disbursing Agent.

[TransferOnline Logo] will pay dividends upon receipt of instructions from the Corporation and a certified copy of the resolution of the Board of Directors of the corporation declaring the dividend, certified by the Secretary or Assistant Secretary of the Corporation, and the deposit with of the necessary funds before the dividend is to be mailed.

     In the payment of dividend/interest, shall be deemed the Agent of the Corporation and not a trustee for the stockholders. Transfer Online shall continue to hold unpaid or undisbursed funds, unless instructed otherwise by the Corporation.

     upon receiving written instructions signed by a duly authorized officer of the Corporation, and being furnished, on the record date, with proxies, will address and mail said proxies to all shareholders as of a given record date. Transfer Online shall also, if requested, examine, tabulate proxies and report the result of tabulation to the Corporation. Transfer Online will, if requested by the corporation, attend the shareholder meeting and act as judge of elections.

[TransferOnline Logo] may deliver unissued certificates to a printer for blocking out the name as Agent, and arrange for subsequent delivery to the Corporation, or may shred such certificates upon written instructions from the Corporation, and furnish an Authentication of Shredding if agency is terminated

     In case of any demand for the inspection of the stock books or records of the Corporation, Transfer Online will endeavor to notify the Corporation and to secure instructions from it as to permitting or refusing the inspection. Transfer Online reserves the right, however, to exhibit the stock books or records whenever it is advised by its counsel that it may be held responsible for failure to do so.

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     Issuer shall furnish Transfer Online with a sufficient supply of stock certificates and from time to time shall renew such supply upon request. Unissued certificates shall be signed by the Corporate officers authorized to sign certificates and shall bear the corporate seal, or shall bear, to the extent permitted by law, the facsimile signature of each such officer and/or corporate seal.

     Issuer shall not prohibit the transfer or exchange of a certificate or shares of stock, whether due to a provision in the Corporation's Articles of Incorporation, by-law's, or to other reasons, unless such restriction or a reference to it is clearly imprinted on the stock certificate; or unless Transfer Online has received written instructions from the Corporation prior to the transfer of the restricted stock certificate.

     Issuer, in regard to the procedure to be followed by Transfer Online upon presentation, for transfer or exchange, of a certificate for shares of stock which is subject to restrictions, The Corporation indemnifies and holds harmless against any expenses, losses, claims, damages, or liabilities to which may become subject by of honoring the instructions of the Issuer.

     Issuer shall notify Transfer Online of any and all amounts to be withheld from holders subject to withholding under any law or government regulation. The Corporation indemnifies and holds harmless against any expenses, losses, claims, damages, or liabilities to which may become liable by virtue of the Corporations failure to notify of any such withholdings.























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  Anything herein to the contrary notwithstanding, Transfer Online shall in no event have liability or any damage resulting from any action taken, omitted or suffered by it in connection with any of the foregoing agencies, unless resulting from its gross negligence or willful misconduct.



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DOCUMENTS TO BE FILED WITH APPOINTMENT



Signature Page                              (provided)


Indemnity Agreement                         (provided)


Certificate of officers                     (provided)


Corporate AUth for E-Mail                   (Provided)


Corporate information sheet                 (provided)


Certificate replacement                     (provided)


Billing option                              (provided)
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Copy of by-laws

Specimen Certificates

Copy of Articles of Incorporation

Copy of resolution by the Board of Directors appointing Transfer Online


Opinion of counsel including the following:
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*    The issuer is validly organized and legally authorized to sell and issue its securities

* Stock issued and outstanding prior to appointment has been properly and validly issued and is (or not) fully paid and non assessable

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

Signature Page

Agreement may be terminated by either party upon giving written notice thereof to the other at its last address of record, but no termination shall effect the obligation of the Company to pay for services rendered prior to the effective date of such termination.

Transfer Online will surrender to the Company all records and documents of the Company upon receipt of a corporate resolution terminating Transfer Online and its agents, and upon payment of all fees owed.


Transfer Online's services shall be performed principally in the State of Oregon, and this agreement shall be construed and enforced in accordance with the laws of the State. This agreement shall be binding upon and inure to the benefit of the parties, their transferees, successors, and assigns. In the event any suit or action is brought to collect any sums due hereunder, or to enforce any of the provisions of this agreement, the prevailing party shall be entitled to collect such reasonable attorney fees and costs as may be awarded by the court upon any trial or appeal there from.

IN WITNESS WHEREOF the parties have entered into this agreement this


Signature, Authority & Date

Name (print)               Title                     Signature

Lori Livingston           President/CEO

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Date

Name (Print)               Title                     Signature

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Date

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

INDEMNITY AGREEMENT

In CONSIDERATION of TRANSFER ONLINE, Inc., an Oregon Corporation, to act as Transfer Agent for

________________________________________________________________(Issuer)

("Company"), Company assumes full responsibility and agrees to indemnify and save harmless Transfer Online from and against all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every kind, nature and character, which Transfer Online may incur as a result of acting as Company's Transfer Agent, or as a result of actions of any predecessor Transfer Agent.

The responsibility of the Company to indemnify, hold harmless and contribute as herein provided is limited to acts, which were conducted by Transfer Online in good faith and in the absence of gross negligence or willful misconduct.

Transfer Online may request company to post collateral which is sufficient in the opinion of Transfer Online or its counsel to secure this indemnity agreement. Transfer Online shall not be under any obligation to prosecute or to defend any action or suit in relation to the Transfer Agent relationship between Transfer Online and the Company which, in the opinion of Transfer Online or its counsel may involve an expense or liability on behalf or against Transfer Online, unless the Company shall, when such occasion arises, furnish Transfer Online with satisfactory security for expense or liability.

Additionally, Company grants TRANSFER ONLINE, Inc. THE FOLLOWING rights and remedies:

|X| Right of contribution to Transfer Online by Company for amounts paid to third parties, based on an act or acts of Transfer Online as Transfer Agent for the Company.

|X| Transfer Online may request opinion of counsel when Transfer Online requires, relative to any matter which may arise in the performance of Transfer Online's duties as Company's Transfer Agent, which opinion shall be at the expense of the Company.

|X| A security interest in any books and records of Company which are in possession of Transfer Online, and

|X| Right to obtain from Company any books, records, or memoranda which are required by Transfer Online in defense of any claim which may arise in the performance of Transfer Online's duties as Transfer Agent.

Dated this _________________  day of ___________________________, 20__________

Company Name _________________________________________________________________

By: _____________________________________ By:_________________________________
         Secretary                                            President

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CERTIFICATE OF OFFICERs


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                                     Issuer

The undersigned, secretary of the above corporation, hereby certifies that by resolution duly adopted by the board of directors of said corporation, the officers named upon this certificate have been duly elected, are now acting and are qualified to sign written instructions, consents, stock certificates of said corporation, that the specimen signatures appearing opposite the names and titles are genuine signatures of such officers and that said resolutions electing these officers are now in full force and effect. You are further authorized to recognize these signatures until you receive our written instructions to the contrary.


Officer/Title                         Will Sign

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In witness whereof, I have affixed the seal of the corporation



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                  Corporation

Dated__________________________________________________________________


By_____________________________________________________________________
                   Secretary

Print__________________________________________________________________




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CORPORATE INFORMATION SHEET



Company Name_________________________________Website______________________

Address of corporate  offices_____________________________________________

Phone___________________Fax__________________e-mail_______________________
       (for notices)


Name         Address of record (If other than corporate offices)          E-Mail


President_______________________________________________________________________

Secretary_______________________________________________________________________

Officer_________________________________________________________________________

Officer_________________________________________________________________________

Legal Counsel___________________________________________________________________

Address_________________________________________________________________________

Phone___________________________________________________________________________

Fax_____________________________________________________________________________


Is legal counsel authorized to issue instructions on behalf of the company? ____(If yes please provide a sample signature)


Shares Authorized        Shares Issued            Class of Stock             Par
Value


---------------------   ----------------------    ----------------------     ---------

---------------------   ----------------------    ----------------------     ---------

---------------------   ----------------------    ----------------------     ---------

Any additional information regarding the shares which we will act as agent for (Prior Names, Splits or problems that might affect Transfer Online as agent)

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Are there any shares issued in the name of the
company?________________________________________________________________________

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CERTIFICATE REPLACEMENT


Corporation ____________________________________________________________________

Address ________________________________________________________________________

City ________________________________________  State ________  Zip______________

RESOLVED TRANSFER ONLINE, as Transfer Agent and Registrar, is hereby authorized to issue and register such new certificates for the capital stock of this Corporation as may from time to time be requested to replace lost, stolen or destroyed certificates. Each such replacement to be made

|X| upon being furnished with an affidavit as to the loss, theft or destruction of such certificates, and

|X| upon being properly indemnified against any and all loss that the Corporation, its Transfer Agents and Registrars may incur by reason of the replacement. Such indemnification shall consist of an open penalty Sole Obligor Bond.

FURTHER RESOLVED, that since TRANSFER ONLINE is covered by Reliance Insurance company, with said coverage including indemnification for any Registrar, co-registrar, or co-transfer agent, this Corporation will approve this bind for use in replacing any of our lost, stolen or destroyed securities as being consistent with our corporate requirements and the Transfer Agent is authorized to issue said securities with no further Corporate approval required.

I, _________________________________________, Secretary of the above named company Corporation, do hereby certify the foregoing to be a full, true and correct copy of a resolution duly adopted at a regular meeting of the Board of Directors of said Corporation

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said


___________________________________________________________________
                           Corporation

this_______ day of____________________________________, 20_________

By:________________________________________________________________
                           Secretary




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AUTHORIZATION FOR ACCEPTANCE OF CORPORATE INSTRUCTION VIA EMAIL

Corporation Name _______________________________________________________________

Address ________________________________________________________________________

Address ________________________________________________________________________

City ___________________________________  State  _______ Zip  __________________


RESOLVED, that TRANSFER ONLINE, as Transfer Agent and Registrar, is hereby authorized to accept any and all emails as valid instruction from this Corporation to issue and register such new certificates for the capital stock of this Corporation or accept other instructions as valid and authorized if received from the email addresses listed below:

Name                                        Email Address

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


I, _________________________________________, Secretary of the above named company Corporation, do hereby certify the foregoing to be a full, true and correct copy of a resolution duly adopted at a regular meeting of the Board of Directors of said Corporation

In Witness thereof, I have hereunto set my hand and affixed the seal of said

___________________________________________________________________
                           Corporation

this_______ day of____________________________________, 20_________

By:________________________________________________________________
                           Secretary



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BILLING OPTION


Company Name _______________________________________________


Please select your desired service level / billing cycle.  Choose only ONE.

|_|  Option 1 -- Basic service level. $200/month

|_| Option 2 - Extended service level. $350/month including 15 certificate issues per month at a reduced rate. (a savings of $75 per month)

|_| Option 3 - Prepayment of Option 1 annual amount. $2,160/year (a 10% discount)

|_| Option 4 - Prepayment of Option 2 annual amount. $3,780/year (a 10% discount)

________________________________________           _____________________________
Issuing Company Representative Signature           Date

________________________________________           _____________________________
Print Name                                         Title


                   Please return this page to Transfer Online
                       With your selection and signature.







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Fees

Setup
*      Each Issue (750 shareholders or less)............................$ 750.00
-        Establishing database
-        General audit of all information received from prior agent
         (if applicable)
-        Document preparation and execution

Administrative
*      Each Active Issue (payable monthly)..............................$ 200.00
       With 15 Company requested certificates issued, monthly...........$ 350.00
*      Each In-Active Issue (payable monthly)...........................$  50.00
-        Place, Maintain & Release Stop Transfer Orders and Restrictions
-        Security Control of Un-Issued Certificates
-        Retention and storage of Corporate Records
-        Inquiries/Correspondence
-        Telephone/Facsimile/E-Mail on behalf of Issuer
-        Monthly Transfer Journals via Website
-        Issuer access to website with a corporate listing and unlimited report functions
-        Shareholder access to their account information on the website
-        Safekeeping book entry only maintenance and share balances
*       Stock Certificates Issued (billed to the person or entity that submits request)
-        Each Routine Stock Certificate Issued..........................$  15.00
-        Each Non-Routine Stock Certificate Issued......................$  25.00
-        Each Warrant Exercised.........................................$  20.00
-        Each Option Exercised..........................................$  20.00
-        Each Certificate "Rush" Transferred............................$  25.00

Other fees
*      Shareholder Listing via Website..................................$  00.00
*      Shareholder Listing via Hard Copy, minimum.......................$  75.00
*      Shareholder Listing via Disc.....................................$  40.00
*      Monthly Transfer Journals via Hard copy..........................$  25.00
*      Mailing Services
-        Labels, per shareholder ($50 minimum)..........................$  00.10
-        Affix Labels, (per hundred)....................................$  10.00
-        Affix Postage (per hundred)....................................$  10.00
-        Handling (per hundred).........................................$  10.00
*      Stock splits (Ordinary), per shareholder.........................$   1.00
*      Dividends, per shareholder ($150 minimum)........................$   2.00
*      1099 preparation, per shareholder................................$   3.00
*      Accounting Audit letter..........................................$  50.00
*      Broker/Dealer Proxy Solicitation.................................$  75.00
       Includes Letter, Envelopes, Record of Response, and Postage
*      Proxy preparation, tabulating and recording (per hundred)........$  20.00
*      Proxy Reporting (Affidavit of mail, daily totals)................$ 200.00
*      Attend shareholder meeting (plus expenses).......................$ 500.00



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TERMS OF PROPOSAL

* The quoted monthly fee covers the first 750 registered shareholders. Registered shareholders above 750 will be charged an annual servicing fee of $5.00.

* Any charges made by your existing agent in connection with our assumption of your shareholder records will be passed through to your account.

* Out-of-pocket expenses will be charged to your account. These expenses include, but are not limited to, costs paid by Transfer Online for the purchase of goods or services required to fulfill our obligations as Transfer Agent, Registrar, Dividend Paying Agent or other related services. Typical out-of-pocket expenses include, but are not limited to, stationary, postage, retention of records, inspectors of election, etc.

* Separate charges for issuing purchase warrants, stock dividends and splits, the handling of tenders and exchanges of stock, subscriptions, preparing state information returns, and other special services not covered by this fee schedule, will be based on an analysis and appraisal of the services rendered.

* All fees are based upon the use of automatic equipment. Any services requiring manual processing and/or overtime, may result in a higher charge.

* Fees will remain in effect for a period of two (2) years from the date of our appointment. If you are dissatisfied with our performance and choose to terminate this arrangement, we will waive our right to recoup any costs associated with such termination, provided historical documentation of poor service exists.

* This Proposal is subject to revision ninety days from the date of submission.





   Options available for Issuers with low activity who require a recordkeeper
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